UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2012

OREXIGEN THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33415	65-1178822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 N. Torrey Pines Court, Suite 200, La Jolla, CA	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 875-8600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13e-4I)

Item 1.01	Entry into a Material Definitive Agreement

Orexigen Therapeutics, Inc. (the “Company”) entered into a Partial Lease Termination Agreement (the “Agreement”) with Mullrock 3 Torrey Pines, LLC (the “Landlord”) pursuant to which the Company will decrease the office space at 3344 North Torrey Pines Court, La Jolla, California 92037, its corporate headquarters, by 9,312 rentable square feet (the “Terminated Premises”), thereby decreasing its total leased space to approximately 22,229 rentable square feet (19,818 usable square feet), effective as of March 2, 2012. The Agreement provides for, among other things, a one-time payment of $190,849 by the Company to the Landlord and termination of the Company’s payment obligations with respect to the Terminated Premises effective as of the effective date of the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the Agreement, a copy of which the Company intends to file with its Quarterly Report on Form 10-Q for the quarter ending March 31, 2012.

Item 1.02	Termination of a Material Definitive Agreement

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the Agreement is hereby incorporated by reference. The Office Lease dated December 11, 2007, as amended, by and between the Company and the Landlord shall survive, and all other terms remain the same except as reflected in the Agreement.

Item 2.02	Results of Operations and Financial Condition

On March 8, 2012, the Company issued a press release announcing its financial results for the three months and year ended December 31, 2011. A copy of this press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OREXIGEN THERAPEUTICS, INC.

Date: March 8, 2012	By:	/s/ Joseph P. Hagan
	Name:	Joseph P. Hagan
	Title:	Chief Business Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 8, 2012